Exhibit 10.1

EXECUTION VERSION

PRIVATE AND CONFIDENTIAL

CONFIDENTIAL SETTLEMENT MATERIALS — SUBJECT TO

DELAWARE UNIFORM RULE OF EVIDENCE 408 — NOT TO BE USED OR

DISCLOSED FOR ANY PURPOSE OTHER THAN SETTLEMENT

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (this “Agreement”) is entered into as of October 18, 2009, by and among Sprint Nextel Corporation (f/k/a Sprint Corporation), a Kansas corporation, WirelessCo L.P., a Delaware limited partnership, Sprint Spectrum L.P., a Delaware limited partnership, SprintCom, Inc., a Kansas corporation, Sprint Communications Company, L.P., a Delaware limited partnership, Nextel Communications, Inc., a Delaware corporation, PhillieCo L.P., a Delaware limited partnership, and APC PCS LLC, a Delaware limited liability company (collectively, the “Sprint Parties”), Horizon Personal Communications, Inc., an Ohio corporation, Bright Personal Communications Services, LLC, an Ohio limited liability company, iPCS Wireless, Inc., a Delaware corporation, and iPCS, Inc., a Delaware corporation (collectively, the “iPCS Parties” and together with the Sprint Parties, the “Parties”).

Whereas, on July 15, 2005, iPCS Wireless, Inc. initiated a lawsuit against certain of the Sprint Parties asserting, among other things, breach of contract and seeking numerous remedies, which is currently pending in the Circuit Court of Cook County, Chancery Division (the “Circuit Court”) and is styled iPCS Wireless, Inc. v. Sprint Corporation, WirelessCo L.P., Sprint Spectrum L.P., SprintCom, Inc. and Sprint Communications Company, L.P., Case No. 05 CH 11792 (the “Circuit Court Sprint/Nextel Merger Litigation”), and on September 22, 2008, certain of the Sprint Parties filed a petition for relief from judgment in the Circuit Court Sprint/Nextel Merger Litigation under Section 2-1401 of the Illinois Code of Civil Procedure, which is currently pending in the Illinois Appellate Court, Case No. 09-0424 (the “Section 2-1401 Appeal” and together with the Circuit Court Sprint/Nextel Merger Litigation, the “Illinois Sprint/Nextel Merger Litigation”); and on July 22, 2005, Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC initiated a lawsuit against the Sprint Parties asserting, among other things, breach of contract and seeking numerous remedies, which is currently pending in the Delaware Court of Chancery (the “Delaware Chancery Court”) and is styled Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC v. Sprint Corporation, WirelessCo L.P., Sprint Spectrum L.P., SprintCom, Inc., Sprint Communications Company, L.P., Nextel Communications, Inc., PhillieCo L.P. and APC PCS LLC, C.A. No. 1518-N (together with the Illinois Sprint/Nextel Merger Litigation, the “Sprint/Nextel Merger Litigation”);

Whereas, on May 7, 2008, certain of the Sprint Parties initiated a lawsuit against the iPCS Parties seeking a declaratory judgment, which was pending in the Delaware Chancery Court, is currently stayed, and is styled Sprint Nextel Corporation, WirelessCo L.P., Sprint Spectrum L.P., SprintCom, Inc. and Sprint Communications Company, L.P. v. iPCS, Inc., iPCS Wireless, Inc., Horizon Personal Communications, Inc. and Bright Personal Communications

Services, LLC, C.A. No. 3746-VCP (the “Delaware Chancery Court Sprint/Clearwire Transaction Litigation”); and on May 12, 2008, certain of the iPCS Parties initiated a lawsuit against certain of the Sprint Parties seeking declaratory and injunctive relief, which is currently pending in the Circuit Court and is styled iPCS Wireless, Inc., Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC v. Sprint Nextel Corporation, WirelessCo L.P., Sprint Spectrum L.P., SprintCom, Inc. and Sprint Communications Company, L.P., Case No. 08 CH 17214 (the “Circuit Court Sprint/Clearwire Transaction Litigation” and together with the Delaware Chancery Court Sprint/Clearwire Transaction Litigation, the “Sprint/Clearwire Transaction Litigation”);

Whereas, on September 10, 2009, certain of the iPCS Parties initiated a lawsuit against certain of the Sprint Parties seeking an injunction, which is currently pending in the Circuit Court and is styled iPCS Wireless, Inc., Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC v. Sprint Nextel Corporation, WirelessCo L.P., Sprint Spectrum L.P., SprintCom, Inc. and Sprint Communications Company, L.P., Case No. 09 CH 32574 (the “Sprint/Virgin Transaction Litigation”); and

Whereas, on the terms and subject to the conditions contained herein, the Parties wish to compromise and settle all disputes between them, including but not limited to the claims asserted in the Sprint/Nextel Merger Litigation, the Sprint/Clearwire Transaction Litigation and the Sprint/Virgin Transaction Litigation (collectively, the “Litigation”).

Now, therefore, in consideration of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.                                      Agreement and Plan of Merger.  The Parties are executing and delivering this Agreement contemporaneously with the execution and delivery by iPCS, Inc. and Sprint Nextel Corporation of an Agreement and Plan of Merger (the “Merger Agreement”), in the form attached as Exhibit A to this Agreement.

2.                                      Effectiveness of Provisions.  This Section 2 and Sections 1, 4, 5, 6, 7, 8, 9, 10 and 11 of this Agreement shall be effective from and after the date of this Agreement (the “Signing Date”); provided that Sections 6(a), 6(b), 7 and 9 of this Agreement shall terminate (i) if the Merger Agreement is terminated for any reason or (ii) upon written notice by the Sprint Parties or the iPCS Parties to the other if the Offer (as defined in the Merger Agreement) has not closed by the Outside Date (as defined in the Merger Agreement) and the Party providing the notice is unable to terminate the Merger Agreement because a judgment, order, injunction, decree, stipulation or award precludes the termination of the Merger Agreement (each, a “Termination Event”).  Section 3 of this Agreement shall only become binding and effective at the time of the closing of the Merger (as defined in the Merger Agreement) (the “Effectiveness Time”).

3.                                      General Releases.

(a)                                 Sprint Release of the iPCS Parties.  As of the Effectiveness Time, except for any claims arising under or relating to a breach of this Agreement, the Merger Agreement and/or the agreements and transactions contemplated hereby and thereby, each of the Sprint Parties and their respective officers, directors, shareholders, partners, members, affiliates, subsidiaries, employees, agents, attorneys and representatives release and forever discharge the iPCS Parties and their respective officers, directors, shareholders, partners, members, affiliates, subsidiaries, employees, agents, attorneys and representatives (collectively, the “iPCS Released Parties”) from all liabilities, claims, attorney’s fees, damages, injuries, causes of action, and losses of any kind (including, without limitation, any claims for equitable or injunctive relief) that any of the Sprint Parties ever had, now has, has asserted, could have asserted or may assert in the future against any of the iPCS Released Parties that exist or may exist as of the Effectiveness Time, including but not limited to all claims that have been or could have been asserted in the Litigation (collectively, “Sprint’s Claims”).

(b)                                 iPCS Release of the Sprint Parties.  As of the Effectiveness Time, except for any claims arising under or relating to a breach of this Agreement, the Merger Agreement and/or the agreements and transactions contemplated hereby and thereby, each of the iPCS Parties and their respective officers, directors, shareholders, partners, members, affiliates, subsidiaries, employees, agents, attorneys and representatives release and forever discharge the Sprint Parties and their respective officers, directors, shareholders, partners, members, affiliates, subsidiaries, employees, agents, attorneys and representatives (collectively, the “Sprint Released Parties”) from all liabilities, claims, attorney’s fees, damages, injuries, causes of action, and losses of any kind (including, without limitation, any claims for equitable or injunctive relief) that any of the iPCS Parties ever had, now has, has asserted, could have asserted or may assert in the future against any of the Sprint Released Parties that exist or may exist as of the Effectiveness Time, including but not limited to all claims that have been or could have been asserted in the Litigation (collectively, “iPCS’s Claims”).

(c)                                  iPCS Release of iPCS Directors and Officers.  As of the Effectiveness Time, each of the iPCS Parties and each of their respective subsidiaries releases and forever discharges each of the iPCS Parties’ respective (i) officers, directors and employees (in any and all capacities relating to the iPCS Parties, including, without limitation, as shareholders and affiliates of the iPCS Parties) (collectively, the “iPCS Released Insiders”) from all liabilities, claims, attorney’s fees, damages, injuries, causes of action, and losses of any kind (including, without limitation, any claims for equitable or injunctive relief) that any of the iPCS Parties ever had, now has, has asserted, could have asserted or may assert in the future against any of the iPCS Released Insiders that exist or may exist as of the Effectiveness Time, including but not limited to all claims that have been or could have been asserted in or relating to the Litigation (collectively, “iPCS’s Insider Claims”), other than claims arising from acts or omissions that constitute (1) fraud, (2) breach of fiduciary duty (other than with respect to the Litigation and any actions or omissions taken or not taken in connection with the Litigation), (3) a violation of law, (4) an attempt to recover amounts paid to any iPCS Released Insider, the payment of which constitutes a breach by iPCS, Inc. of the Merger Agreement or (5) any willful and material violation of any written employment or other written policy of iPCS, Inc. and (ii) attorneys and representatives (collectively, the “iPCS Released Outsiders”) from all liabilities, claims, attorney’s fees, damages, injuries, causes of action, and losses of any kind (including, without limitation, any claims for equitable or injunctive relief) that any of the iPCS Parties ever had, now has, has asserted, could have asserted or may assert in the future against any of the iPCS Released Outsiders that exist or may exist as of the Effectiveness Time, in each case solely with respect to or involving the Litigation and any actions or omissions taken or not taken in connection with the Litigation (together with Sprint’s Claims, iPCS’s Claims and iPCS’s Insider Claims, the “Released Claims”).  The Parties hereby acknowledge and agree that none of the exceptions to the releases set forth in this Section 3(c) shall create or be deemed to create a claim or cause of action against any iPCS Released Insider or any iPCS Released Outsider that would not otherwise exist under applicable law.

(d)                                 Complete Release.  Effective as of the Effectiveness Time, this Agreement constitutes the complete compromise, settlement, accord and satisfaction of all of the Released Claims.

(e)                                  Dismissal of Litigation.  As soon as practicable after the Effectiveness Time, the Parties will jointly execute, deliver and file with the Delaware Chancery Court, the Circuit Court and the Illinois Appellate Court such documents as may be necessary or desirable to effect the dismissal with prejudice of the Litigation.

(f)                                    Dissolution of Injunction.  Upon the Effectiveness Time, the Parties will submit jointly to the Circuit Court an Agreed Motion to Vacate the Court’s Order entered on January 30, 2009 (the “Injunction Order”) and will request that the Circuit Court issue an order vacating the Injunction Order.  Additionally, upon the Effectiveness Time, the Sprint Parties will dismiss with prejudice the Section 2-1401 Appeal.

4.                                      Expenses.  The Parties will pay their own expenses and attorney’s fees incurred in connection with the Litigation and with the negotiation and execution of this Agreement.

5.                                      Stays of Litigation.

(a)                                 Illinois Sprint/Nextel Merger Litigation.  On the Signing Date, or on the next business day thereafter if the Signing Date is not a business day, the Parties shall file with (i) the Circuit Court an Agreed Motion to Stay, in the form attached as Exhibit B to this Agreement (the “Sprint/Nextel Motion”), and an Agreed Order, in the form attached as Exhibit C to this Agreement (the “Sprint/Nextel Stay”), with respect to the Illinois Sprint/Nextel Merger Litigation and (ii) the Illinois Appellate Court an Agreed Motion to Stay, in the form attached as Exhibit D to this Agreement (the “2-1401 Motion”), and an Agreed Order, in the form attached as Exhibit D to this Agreement (the “2-1401 Stay”), with respect to the 2-1401 Appeal.  The Parties shall take all steps necessary as soon as practicable (i) to cause the Circuit Court to hear the Sprint/Nextel Motion and to issue the Sprint/Nextel Stay, as the same may be modified in the Circuit Court’s discretion, and (ii) to present the 2-1401 Motion to the Illinois Appellate Court and to cause the Illinois Appellate Court to issue the 2-1401 Stay, as the same may be modified in the Illinois Appellate Court’s discretion.  The Parties hereby acknowledge and agree that the Sprint/Nextel Stay shall not be deemed to impact any rights, duties or obligations under that certain Forbearance Agreement, dated as of July 28, 2005, by and among certain affiliates of Sprint Nextel Corporation and the iPCS Parties (the “Nextel Forbearance Agreement”) and that the parties thereto shall continue to be bound by and comply fully with the terms and conditions thereof.  If the Sprint/Nextel Stay is vacated for any reason, the Sprint Parties shall have until 120 days after the date on which the Sprint/Nextel Stay is vacated to comply with the requirements of the Final Order and Judgment issued by the Circuit Court on January 30, 2009 in the Circuit Court Sprint/Nextel Merger Litigation.

(b)                                 Sprint/Clearwire Transaction Litigation.  On the Signing Date, or on the next business day thereafter if the Signing Date is not a business day, the Parties shall file with the Circuit Court an Agreed Motion to Stay, in the form attached as Exhibit E to this Agreement (the “Sprint/Clearwire Motion”), and an Agreed Order, in the form attached as Exhibit F to this Agreement (the “Sprint/Clearwire Stay”), with respect to the Circuit Court Sprint/Clearwire Transaction Litigation.  The Parties shall take all steps necessary to cause the Circuit Court to hear the Sprint/Clearwire Motion and to issue the Sprint/Clearwire Stay, as the same may be modified in the Circuit Court’s discretion, in each case as soon as practicable.  The Parties hereby acknowledge and agree that the Sprint/Clearwire Stay shall not stay any rights, duties or obligations under the Agreed Order and Stipulation issued by the Circuit Court on November 17, 2008 in the Circuit Court Sprint/Clearwire Transaction Litigation (the “Sprint/Clearwire Order”) and that the iPCS Parties and the Sprint Parties that are bound thereby shall continue to be bound by and comply fully with the terms and conditions of the Sprint/Clearwire Order.  In addition, notwithstanding anything to the contrary contained in this Agreement, if Clearwire Corporation takes any action that does not comply with the Sprint/Clearwire Order or if Clearwire Corporation provides notice to the iPCS Parties of its intention to launch a network or to promote or sell products or services in any part of the applicable iPCS Parties’ service areas, as set forth in the applicable Sprint PCS Management Agreements, as amended or supplemented (the “Service Areas”), pursuant to Paragraph 3 of the Sprint/Clearwire Order, the Sprint/Clearwire Stay shall be automatically vacated and the iPCS Parties shall be entitled to pursue all available remedies.

(c)                                  Sprint/Virgin Transaction Litigation.  On the Signing Date, or on the next business day thereafter if the Signing Date is not a business day, the Parties shall file with the Circuit Court an Agreed Motion to Stay, in the form attached as Exhibit G to this Agreement (the “Sprint/Virgin Motion”), and an Agreed Order, in the form attached as Exhibit H to this Agreement (the “Sprint/Virgin Stay” and together with the Sprint/Nextel Stay, the 2-1401 Stay and the Sprint/Clearwire Stay, the “Stays of Litigation”), with respect to the Sprint/Virgin Transaction Litigation.  The Parties shall take all steps necessary to cause the Circuit Court to hear the Sprint/Virgin Motion and to issue the Sprint/Virgin Stay, as the same may be modified in the Circuit Court’s discretion, in each case as soon as practicable.  The Sprint Parties hereby unconditionally and irrevocably covenant and agree that neither the Sprint Parties nor any affiliate of the Sprint Parties shall (i) from and after the Signing Date and through the earlier of (1) the occurrence of a Termination Event and (2) the Effectiveness Time, reduce, directly or indirectly, or shall permit to be reduced, the reseller rates under the Virgin Mobile resale arrangement applicable to the iPCS Parties and their affiliates under the applicable Sprint PCS Management Agreements, as amended or supplemented as of the Signing Date (the “Reseller Rates”), or (ii) claim or assert in any litigation proceeding or other action between the Sprint

Parties and the iPCS Parties or any of their respective affiliates that the iPCS Parties or any of their affiliates has waived the right to challenge the permissibility of any prior direct or indirect reductions of the Reseller Rates.

(d)                                 Continuance of Stays.  Except as set forth in Section 5(b) or as provided in the Stays of Litigation, from and after the Signing Date and through the Effectiveness Time, none of the Parties shall (i) seek to modify or vacate the Stays of Litigation or the Delaware Sprint/Clearwire Stay (as defined below) or (ii) take any other action inconsistent with the continuation of the Stays of Litigation or the Delaware Sprint/Clearwire Stay.  Notwithstanding the foregoing sentence, upon the occurrence of a Termination Event, the Stays of Litigation shall be automatically vacated and the Parties shall be entitled to seek to modify or vacate the Delaware Sprint/Clearwire Stay.  For purposes of this Agreement, “Delaware Sprint/Clearwire Stay” shall mean the Order issued by the Delaware Chancery Court on October 8, 2008 with respect to the Delaware Chancery Court Sprint/Clearwire Transaction Litigation.

(e)                                  Compliance With Stays.  The Parties hereby acknowledge and agree that the obligations imposed by each of the Stays of Litigation are valid and enforceable obligations of this Agreement, and that a breach of any such obligation shall constitute a breach of this Agreement.

6.                                      Covenant Not To Sue or To Assist Third Parties.

(a)                                 Covenant by iPCS Parties.  From and after the Signing Date, so long as this Section 6(a) remains in effect in accordance with the terms of this Agreement, except (i) for any claims arising under or relating to a breach of this Agreement, the Merger Agreement and/or the agreements and transactions contemplated hereby and thereby, and (ii) as set forth in Section 5(b), no iPCS Party will (1) commence or in any manner seek relief against any of the Sprint Parties through any suit or proceeding, (2) become a party (unless such claims are asserted against one or more of the iPCS Parties) to any suit or proceeding arising from or in connection with an attempt by or on behalf of any third party to enforce or collect an amount based on any Released Claim (including, without limitation, any claim that will become a Released Claim as of the Effectiveness Time), or (3) assist in any manner any other third party in connection with any threatened or existing litigation such party may have against any Sprint Party; provided, however, that an iPCS Party may comply with a subpoena if one is issued by a court of competent jurisdiction.  In addition, no iPCS Party will assist the efforts of any third party attempting to enforce or collect an amount based on a Released Claim (including, without limitation, any claim that will become a Released Claim as of the Effectiveness Time), unless required to do so by a court of competent jurisdiction.

(b)                                 Covenant by Sprint Parties.  From and after the Signing Date, so long as this Section 6(b) remains in effect in accordance with the terms of this Agreement, except for any claims arising under or relating to a breach of this Agreement, the Merger Agreement and/or the agreements and transactions contemplated hereby and thereby, no Sprint Party will (i) commence or in any manner seek relief against any of the iPCS Parties through any suit or proceeding, (ii) become a party (unless such claims are asserted against one or more of the Sprint Parties) to any suit or proceeding arising from or in connection with an attempt by or on behalf of any third party to enforce or collect an amount based on any Released Claim (including, without limitation, any claim that will become a Released Claim as of the Effectiveness Time), or (iii) assist in any manner any other third party in connection with any threatened or existing litigation such party may have against any iPCS Party; provided, however, that a Sprint Party may comply with a subpoena if one is issued by a court of competent jurisdiction.  In addition, no Sprint Party will assist the efforts of any third party attempting to enforce or collect an amount based on a Released Claim (including, without limitation, any claim that will become a Released Claim as of the Effectiveness Time), unless required to do so by a court of competent jurisdiction.

(c)                                  Preservation of Claims.  Notwithstanding anything to the contrary contained in this Agreement, (i) from and after the Signing Date and through the earlier of (1) the occurrence of a Termination Event and (2) the Effectiveness Time, the Parties hereby acknowledge and agree that any and all rights of the Parties and their respective affiliates with respect to any and all unasserted claims or causes of action that the Parties and their respective affiliates ever had, now have, could have asserted or may have or may assert in the future against any of the other Parties and their respective affiliates (“Unasserted Claims”) shall be preserved, maintained and protected to the fullest extent permitted by law, (ii) from and after the Signing Date and through the earlier of (1) the occurrence of a Termination Event and (2) the Effectiveness Time, the Parties hereby acknowledge and agree that all applicable statutes of limitation with respect to Unasserted Claims shall be, and shall be deemed to be, tolled for all purposes, (iii) the Parties hereby acknowledge and agree that the Parties and their respective affiliates shall not be deemed to have waived the right to pursue any Unasserted Claims as a result of any delay in asserting such Unasserted Claims due to the restrictions imposed by this Section 6 and (iv) none of the Parties nor any of their affiliates shall claim or assert in any litigation proceeding or other action between the Sprint Parties and the iPCS Parties or any of their respective affiliates that the statute of limitation with respect to any Unasserted Claims has expired (except to the extent such statute of limitation had expired prior to the Signing Date) as a result of any delay in asserting such Unasserted Claims due to the restrictions imposed by this Section 6 or that any of the Parties or any of their respective affiliates has waived the right to pursue any Unasserted Claims as a result of any delay in asserting such Unasserted Claims due to the restrictions imposed by this Section 6.

7.                                      Control Covenant.  From and after the time, if any, that Buyer Designees (as defined in the Merger Agreement) constitute a majority of the Board of Directors of iPCS, Inc. and prior to the Effectiveness Time, any amendment or modification of this Agreement, any termination of this Agreement by the iPCS Parties, any extension of time for performance of any of the obligations of the Sprint Parties, any waiver of any of the iPCS Parties’ rights hereunder and any other action of the iPCS Parties which adversely affects the interests of the iPCS Parties in the Litigation may be effected only if (in addition to the approval of the Board of Directors of iPCS, Inc. as a whole) there are in office one or more Continuing Directors (as defined in the Merger Agreement) and such action is approved by a majority of the Continuing Directors then in office.

8.                                      Contract.  The Parties understand that the terms in this Agreement are binding contractual commitments and not mere recitals, and that the Parties are not relying upon any statement or representation made by any Party released, any such Party’s agents or attorneys, or any other person, concerning the nature, extent or duration of any injuries or damages, or concerning any other thing or matter, but are relying solely and exclusively upon their own knowledge, belief and judgment.

9.                                      Additional Facts.  The Parties are aware that they may after the Signing Date discover claims or facts in addition to or different from those they now know or believe to be true with respect to Released Claims.  Nevertheless, it is the intention of the Parties as of the Effectiveness Time to fully, finally and forever settle and release all Released Claims, including, without limitation, existing claims for damages and losses that are presently unknown or unanticipated.  In furtherance of this intention, upon the Effectiveness Time, the releases given in this Agreement are and will remain in effect as full and complete mutual releases of Released Claims, notwithstanding the discovery or existence of any additional or different facts relative to them.  Each Party assumes the risk of any mistake in executing this Agreement and furnishing the releases set forth in this Agreement.  Without limiting the generality of the preceding sentences in this Section 9, each Party waives and relinquishes, to the extent permitted by law, any right or benefit that such Party has or might have under any provision of statutory or non-statutory law that might provide that a release does not extend to claims that a person does not know or suspect to exist at the time of execution of the release that, if known, would or might have materially affected the decision to give the release.

10.                               Waivers.  No waiver by a Party of any breach of or default under this Agreement will be deemed to be a waiver of any other breach or default of any kind or nature of this Agreement.  No acceptance of payment or performance by a Party after any such breach or default will be deemed to be a waiver of any breach or default of this Agreement, whether or not such Party knows of such breach or default at the time it accepts such payment or performance.  No failure or delay on the part of a Party to exercise any right it might have will prevent the exercise of that right by that Party at any time the other Party continues to be in default, and no such failure or delay will operate as a waiver of any default.

11.                               Other Provisions.

(a)                                 Governing Law.  All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement will be governed by and construed under Delaware law, without giving effect to any choice of law or conflict of law rules or provisions (whether of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than Delaware.

(b)                                 Jurisdiction.  Each Party irrevocably and unconditionally submits to the exclusive jurisdiction of the Circuit Court of Cook County, Illinois, Chancery Division and any appellate court from such court, in any suit, action or proceeding with respect to the enforcement or interpretation of this Agreement or any right, duty or obligation arising under this Agreement.  Each Party further agrees that any suit, action or proceeding with respect to the enforcement or interpretation of this Agreement or any right, duty or obligation arising under this Agreement would be a case that is related to the Circuit Court Sprint/Nextel Merger Litigation, the Circuit Court Sprint/Clearwire Transaction Litigation, and the Sprint/Virgin Transaction Litigation, and as such should be assigned (under General Order 22 of the General Orders of the Circuit Court or any superseding order) to the same judge presiding over those cases.

(c)                                  Entire Agreement; Binding Effect.  This Agreement constitutes the entire agreement between the Parties with respect to the subject matter it covers and supersedes all prior agreements, negotiations, representations and discussions between the Parties with respect to the subject matter it covers.  This Agreement will be binding on and inure to the benefit of the Parties and their respective successors and assigns.

(d)                                 Construction.  The Parties participated in the negotiation and drafting of this Agreement.  If any ambiguity or question of intent or interpretation arises, the Parties intend that (i) this Agreement be construed as if they had drafted it together, and (ii) no presumption or burden of proof arises favoring or disfavoring any Party by virtue of its role in drafting any provision of this Agreement.  All pronouns and any variations of pronouns used in this Agreement refer to the masculine, feminine or neuter, singular or plural as the identity of the person or persons require.

(e)                                  Severability.  If any term or provision of this Agreement is illegal, invalid or unenforceable for any reason whatsoever, that term or provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and such illegality, invalidity or unenforceability will not affect the validity, legality or enforceability of the remainder of this Agreement.

(f)                                    Amendment.  Any amendment to this Agreement must be in a written document signed by the Parties and must state the intent of the Parties to amend this Agreement.

(g)                                 No Admission of Liability.  It is expressly understood and agreed that this Agreement is a compromise of disputed claims and that execution of, making of payments under, and performing of obligations under this Agreement are not to be construed as an admission of liability on the part of any Party.

(h)                                 Counterparts.  This Agreement may be signed in counterpart or duplicate copy and by facsimile signature, and any signed counterpart, duplicate or facsimile copy is the equivalent to a signed original for all purposes.

(i)                                    For Settlement Purposes.  If the Effectiveness Time does not occur, the Parties agree that Delaware Uniform Rule of Evidence 408 will apply to this Agreement.

(j)                                    Waiver of Jury Trial.  EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, AND WHETHER MADE BY CLAIM, COUNTER CLAIM, THIRD PARTY CLAIM OR OTHERWISE.

(k)                                 Confidentiality.  The Parties agree that neither of them will disclose the contents of this Agreement, the details or terms of this settlement, or the fact of this settlement or any matters pertaining to this settlement unless such disclosure is (i) lawfully required by any governmental agency or the rules of any stock exchange on which the securities of a Party are traded; (ii) otherwise required to be disclosed by law; or (iii) necessary in any legal proceeding in order to enforce any provisions of this Agreement.  The Parties agree that they will notify each other in writing within five (5) calendar days of the receipt of any subpoena, court order, or administrative order requiring disclosure of information subject to this non-disclosure provision.

(l)                                    Due Authorization; Enforceability.  Each Party hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by such Party and, assuming the due authorization, execution and delivery by the other Parties, constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

(m)                              Assignment, Predecessors, Successors, and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the Parties and their legal representatives, predecessors, successors, and assigns.

(n)                                 Assignment.  The Parties hereby warrant and represent that they have not assigned or in any way transferred or conveyed all or any portion of the claims covered by this Agreement, and to their knowledge, no other person or entity has a right to any claim that purports to be settled by this Agreement.  The Parties acknowledge and agree that this warranty and representation is an essential and material term of this Agreement, without which they would not have entered into it.  The Parties each agree to defend and to hold each other harmless against the claims of any other person or entity asserting a claim or right that purports to be settled by this Agreement.

(o)                                 Notices.  Any notices, requests, claims, demands and other communications hereunder shall be given in accordance with Section 8.12 of the Merger Agreement, with communications to the Sprint Parties being addressed to “Parent or Buyer” and communications to the iPCS Parties being addressed to “the Company.”

[Remainder of page intentionally left blank.]

EACH PARTY HAS COMPLETELY READ THE TERMS OF THIS AGREEMENT, FULLY UNDERSTANDS THEM AND VOLUNTARILY ACCEPTS THEM FOR THE PURPOSE OF MAKING FULL AND FINAL COMPROMISE, ADJUSTMENT AND SETTLEMENT OF ALL CLAIMS, DISPUTED OR OTHERWISE, IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

SPRINT NEXTEL CORPORATION

By:	/s/ Keith O. Cowan
	Name:	Keith O. Cowan
	Title:	President, Strategies and Corporate Initiatives

WIRELESSCO L.P.

By:	/s/ John W. Chapman
Name: John W. Chapman
Title: Vice President and Assistant Secretary

SPRINT SPECTRUM L.P.

By:	/s/ John W. Chapman
Name: John W. Chapman
Title: Vice President and Assistant Secretary

SPRINTCOM, INC.

By:	/s/ John W. Chapman
Name: John W. Chapman
Title: Vice President and Assistant Secretary

SPRINT COMMUNICATIONS COMPANY, L.P.

By:	/s/ John W. Chapman
Name: John W. Chapman
Title: Vice President and Assistant Secretary

[signatures continue on the following page]

[Signature page to Settlement Agreement]

NEXTEL COMMUNICATIONS, INC.

By:	/s/ John W. Chapman
Name: John W. Chapman
Title: Vice President and Assistant Secretary

PHILLIECO L.P.

By:	/s/ John W. Chapman
Name: John W. Chapman
Title: Vice President and Assistant Secretary

APC PCS LLC

By:	/s/ John W. Chapman
Name: John W. Chapman
Title: Vice President and Assistant Secretary

[signatures continue on the following page]

[Signature page to Settlement Agreement]

IPCS, INC.

By:	/s/ Timothy M. Yager
Name: Timothy M. Yager
Title: President and Chief Executive Officer

IPCS WIRELESS, INC.

By:	/s/ Timothy M. Yager
Name: Timothy M. Yager
Title: Authorized Signatory

BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC

By:	/s/ Timothy M. Yager
Name: Timothy M. Yager
Title: Authorized Signatory

HORIZON PERSONAL COMMUNICATIONS, INC.

By:	/s/ Timothy M. Yager
Name: Timothy M. Yager
Title: Authorized Signatory

[Signature page to Settlement Agreement]

EXHIBIT A

Merger Agreement

[Agreement and Plan of Merger, dated as of October 18, 2009, among Sprint Nextel Corporation, Ireland Acquisition Corporation and iPCS, Inc. (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by iPCS, Inc. on October 19, 2009)]

EXHIBIT B

Sprint/Nextel Motion

DRAFT [NEXTEL]

FIRM I.D. 43948

IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS
COUNTY DEPARTMENT, CHANCERY DIVISION

iPCS Wireless, Inc., a Delaware corporation,

Plaintiff,

v.

Sprint Corporation, a Kansas corporation,
WirelessCo L.P., a Delaware limited
partnership, Sprint Spectrum L.P., a Delaware
limited partnership, SprintCom, Inc., a Kansas
corporation, and Sprint Communications
Company, L.P., a Delaware limited partnership,

Defendants.

) ) ) ) ) ) ) ) ) ) )	Case No. 05 CH 11792 Judge Kathleen M. Pantle

AGREED MOTION TO STAY

Plaintiffs iPCS Wireless, Inc., Bright Personal Communications Services, LLC, and Horizon Personal Communications, Inc. (“Affiliates”) together with Sprint Nextel Corporation (f/k/a Sprint Corporation), WirelessCo L.P., Sprint Spectrum L.P., SprintCom, Inc., and Sprint Communications Company, L.P., (“Defendants”, and collectively with Plaintiffs, the “Parties”), move for the entry of an Agreed Order, a copy of which is attached, staying the above captioned matter.  In support of this Motion, the Parties state as follows:

1.                                       The Parties have entered into a series of agreements pursuant to which, upon closing:  (1) Sprint Nextel Corporation will acquire by merger the Affiliates’ parent company, iPCS, Inc.; and (2) this litigation will be dismissed.

2.                                       The Agreement and Plan of Merger dated October     , 2009 (“the Merger Agreement”) is expected to close in the fourth quarter of 2009 or the first quarter of 2010.  It is possible, but not likely or expected, that Sprint or iPCS, Inc. would terminate the Merger Agreement and that the closing would not occur.

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3.                                       As part of the transaction, the Parties have also entered into a Settlement Agreement dated October     , 2009 (“the Settlement Agreement”).  The Settlement Agreement is intended, inter alia, to stay this case and preserve the Parties’ rights pending the closing of the transaction, and to dismiss this case upon the closing of the transaction.

4.                                       To this end, the Parties jointly move that the Court enter the attached Agreed Order staying this litigation upon the terms set forth in the Agreed Order.

Dated: October , 2009	Respectfully Submitted,

iPCS Wireless, Inc., Horizon Personal Communications, Inc., and Bright Personal Communications Services, LLC

By:
One of their attorneys

John M. Touhy

Michael K. Forde

James E. Barz

Ellen M. Carey

Ethan A. Hastert

Diana Andsager

MAYER BROWN LLP

71 South Wacker Drive

Chicago, IL 60606-3441

(312) 782-0600

Firm I.D. No. 43948

Attorneys for Plaintiffs iPCS Wireless, Inc.,

Horizon Personal Communications Services, Inc., and

Bright Personal Communications Services, LLC

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EXHIBIT C

Sprint/Nextel Stay

DRAFT [NEXTEL]

FIRM I.D. 43948

IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS
COUNTY DEPARTMENT, CHANCERY DIVISION

iPCS Wireless, Inc., a Delaware corporation,

Plaintiff,

v.

Sprint Corporation, a Kansas corporation,
WirelessCo L.P., a Delaware limited
partnership, Sprint Spectrum L.P., a Delaware
limited partnership, SprintCom, Inc., a Kansas
corporation, and Sprint Communications
Company, L.P., a Delaware limited partnership,

Defendants.

) ) ) ) ) ) ) ) ) ) ) )	Case No. 05 CH 11792 Judge Kathleen M. Pantle

AGREED ORDER

This cause coming to be heard on the parties’ Agreed Motion to Stay, the Court being fully advised in the premises, IT IS HEREBY ORDERED THAT:

(1)                                The above captioned litigation is stayed, including but not limited to, compliance by Sprint with the Final Order and Judgment entered by this Court on January 30, 2009, and such stay shall remain in effect until further order of the Court;

(2)                                During the period the stay in this matter is effective, Sprint shall continue to comply with all terms and conditions of the July 28, 2005 Sprint/iPCS Forbearance Agreement, attached as Exhibit 1 to the Final Order and Judgment entered on January 30, 2009;

(3)                                This stay shall be automatically vacated if the Agreement and Plan of Merger dated October     , 2009 among Sprint Nextel Corporation, iPCS Acquisition Corporation, and iPCS, Inc. (“the Merger Agreement”) is terminated for any reason or as otherwise provided in the Settlement Agreement dated October     , 2009 among the parties (“the Settlement Agreement”); and

(4)                                If the Merger Agreement between the parties is terminated for any reason, Sprint must comply with the Final Order and Judgment entered on January 30, 2009 by 120 days after the date on which the stay in this matter is vacated.

Atty No.: 43948	ENTERED:
Name: Mayer Brown LLP/John M. Touhy
Atty. for: Plaintiffs
Address: 71 S. Wacker Drive	Dated:
City/State/Zip: Chicago, Illinois 60606
Telephone: 312-782-0600

	Judge	Judge’s No.

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EXHIBIT D

2-1401 Motion and Stay

No. 09-0424

IN THE ILLINOIS APPELLATE COURT
FOR THE FIRST DISTRICT

iPCS Wireless, Inc., a Delaware Corporation,	)
)
Plaintiff-Appellee,	)
	)	On Appeal from the Circuit
v.	)	Court of Cook County,
	)	County Department,
Sprint Corporation, a Kansas corporation,	)	Law Division
WirelessCo L.P., a Delaware limited	)
partnership, Sprint Spectrum L.P., a Delaware	)
limited partnership, SprintCom, Inc., a Kansas	)	Case No. 05 CH 11792
corporation, and Sprint Communications	)
Company L.P., a Delaware limited partnership,	)	Honorable Thomas P. Quinn,
	)	Judge Presiding
Defendants-Appellants.	)

[PROPOSED] AGREED ORDER

(1)                                  The Parties’ Agreed Motion to Stay is allowed/denied;

(2)                                  The above captioned appeal is stayed and such stay shall remain in effect until further order of the Court, except as further set forth below; and

(3)                                  This stay shall be automatically vacated if the Agreement and Plan of Merger dated October     , 2009 among Sprint Nextel Corporation, iPCS Acquisition Corporation, and iPCS, Inc. (“the Merger Agreement”) is terminated for any reason or as otherwise provided in the Settlement Agreement dated October     , 2009 among the parties (“the Settlement Agreement”).

Justice

Justice

Justice

Prepared by:

Demetrios G. Metropoulos

Mayer, Brown LLP

71 South Wacker Drive

Chicago, IL  60606

(312) 782-0600

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No. 09-0424

IN THE ILLINOIS APPELLATE COURT
FOR THE FIRST DISTRICT

iPCS Wireless, Inc., a Delaware Corporation,	)
)
Plaintiff-Appellee,	)
	)	On Appeal from the Circuit
v.	)	Court of Cook County,
	)	County Department,
Sprint Corporation, a Kansas corporation,	)	Law Division
WirelessCo L.P., a Delaware limited	)
partnership, Sprint Spectrum L.P., a Delaware	)
limited partnership, SprintCom, Inc., a Kansas	)	Case No. 05 CH 11792
Corporation, and Sprint Communications	)
Company L.P., a Delaware limited partnership,	)	Honorable Thomas P. Quinn,
	)	Judge Presiding
Defendants-Appellants.	)

AGREED MOTION TO STAY

Plaintiff-Appellee iPCS Wireless, Inc. (“iPCS”) together with Sprint Nextel Corporation (f/k/a/ Sprint Corporation), WirelessCo L.P., Sprint Spectrum L.P., SprintCom, Inc., and Sprint Communications Company, L.P., (“Defendant-Appellants”, and collectively with Plaintiff, the “Parties”), move for the entry of an Agreed Order, a copy of which is attached, staying the above captioned appeal.  In support of this Motion, the Parties state as follows:

1.                                       In this appeal, the Defendant-Appellants appeal from an order denying their Section 2-1401 petition to vacate a judgment that was entered by the Circuit Court and affirmed by this Court on direct appeal.

2.                                       The Parties have entered into a series of agreements pursuant to which, upon closing:  (1) Sprint Nextel Corporation will acquire by merger iPCS’s parent company, iPCS, Inc.; and (2) this litigation will be dismissed.

3.                                       The Agreement and Plan of Merger dated October     , 2009 (“Merger Agreement”) is expected to close in the fourth quarter of 2009 or the first quarter of 2010.  It is possible, but not likely or expected, that Sprint or iPCS, Inc. would terminate the Merger Agreement and that the closing would not occur.

4.                                       As part of the transaction, the Parties have also entered into a Settlement Agreement dated October     , 2009 (“the Settlement Agreement”).  The Settlement Agreement is intended, inter alia, to stay this appeal and preserve the Parties’ rights pending the closing of the transaction, and to dismiss this appeal upon the closing of the transaction.

5.                                       To this end, the Parties jointly move that the Court enter the attached Agreed Order staying this appeal upon the terms set forth in the Agreed Order.

WHEREFORE, Plaintiff-Appellee and Defendant-Appellants respectfully request that the Court grant the Parties’ Agreed Motion to Stay and enter the attached Agreed Order staying this appeal upon the terms set forth in the Agreed Order.

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Gino L. DiVito TABET DIVITO & ROTHSTEIN LLC 209 South LaSalle Street, 7th Floor Chicago, IL 60604 (312) 762-9460	John E. Muench Demetrios G. Metropoulos MAYER BROWN LLP 71 South Wacker Drive Chicago, IL 60606-3441 (312) 782-0600

Attorneys for Plaintiff-Appellee

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CERTIFICATE OF SERVICE

I, Demetrios G. Metropoulos, an attorney, hereby certify that I caused the Agreed Motion to Stay to be filed on October     , 2009 with:

Steven M. Ravid

Clerk of the Appellate Court

First District

160 N. LaSalle Street

Chicago, IL 60601

I also caused copies of the Agreed Motion to Stay to be deposited in the mail, postage prepaid, at 71 South Wacker Drive, Chicago, Illinois, 60606, before 5:00 p.m. on October 2, 2009, addressed to each person listed on the attached service list.

Demetrios G. Metropoulos

SERVICE LIST – No. 06-2801

Barry Levenstam

Jenner & Block LLP

330 North Wabash Avenue

Chicago, Illinois  60611

Richard M. Waris

James J. Sipchen

Scott L. Howie

Pretzel & Stouffer Chartered

One South Wacker Drive

Chicago, Illinois  60606

Daniel J. King

King & Spalding LLP

1180 Peachtree Street, N.E.

Atlanta, Georgia  30309

EXHIBIT E

Sprint/Clearwire Motion

FIRM I.D. 43948

IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS
COUNTY DEPARTMENT, CHANCERY DIVISION

iPCS Wireless, Inc., a Delaware corporation,	)
Horizon Personal Communications, Inc., an	)
Ohio corporation, and Bright Personal	)
Communications Services, LLC, an Ohio	)
limited liability company,	)
)
Plaintiffs,	)
)
v.	)	Case No. 08 CH 17214
)
Sprint Nextel Corporation, a Kansas	)	Judge Kathleen M. Pantle
corporation, WirelessCo L.P., a Delaware	)
limited partnership, Sprint Spectrum L.P., a	)
Delaware limited partnership, SprintCom, Inc.,	)
a Kansas corporation, and Sprint	)
Communications Company, L.P., a Delaware	)
limited partnership,	)
)
Defendants.

AGREED MOTION TO STAY

Plaintiffs iPCS Wireless, Inc., Bright Personal Communications Services, LLC, and Horizon Personal Communications, Inc. (“Affiliates”) together with Sprint Nextel Corporation, WirelessCo L.P., Sprint Spectrum L.P., SprintCom, Inc., and Sprint Communications Company, L.P., (“Defendants”, and collectively with Plaintiffs, the “Parties”), move for the entry of an Agreed Order, a copy of which is attached, staying the above captioned matter.  In support of this Motion, the Parties state as follows:

1.                                       The Parties have entered into a series of agreements pursuant to which, upon closing:  (1) Sprint Nextel Corporation will acquire by merger the Affiliates’ parent company, iPCS, Inc.; and (2) this litigation will be dismissed.

2.                                       The Agreement and Plan of Merger dated October     , 2009 (“the Merger Agreement”) is expected to close in the fourth quarter of 2009 or the first quarter of 2010.  It is

1

possible, but not likely or expected, that Sprint or iPCS, Inc. would terminate the Merger Agreement and that the closing would not occur.

3.                                       As part of the transaction, the Parties have also entered into a Settlement Agreement dated October     , 2009 (“the Settlement Agreement”).  The Settlement Agreement is intended, inter alia, to stay this case and preserve the Parties’ rights pending the closing of the transaction, and to dismiss this case upon the closing of the transaction.

4.                                       To this end, the Parties jointly move that the Court enter the attached Agreed Order staying this litigation upon the terms set forth in the Agreed Order.

Dated: October , 2009	Respectfully Submitted,

iPCS Wireless, Inc., Horizon Personal Communications, Inc., and Bright Personal Communications Services, LLC

By:
One of their attorneys

John M. Touhy

Michael K. Forde

James E. Barz

Ellen M. Carey

Ethan A. Hastert

Diana Andsager

MAYER BROWN LLP

71 South Wacker Drive

Chicago, IL 60606-3441

(312) 782-0600

Firm I.D. No. 43948

Attorneys for Plaintiffs iPCS Wireless, Inc.,

Horizon Personal Communications Services, Inc., and

Bright Personal Communications Services, LLC

2

EXHIBIT F

Sprint/Clearwire Stay

FIRM I.D. 43948

IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS
COUNTY DEPARTMENT, CHANCERY DIVISION

iPCS Wireless, Inc., a Delaware corporation,

Horizon Personal Communications, Inc., an

Ohio corporation, and Bright Personal

Communications Services, LLC, an Ohio

limited liability company,

Plaintiffs,

v.

Sprint Nextel Corporation, a Kansas

corporation, WirelessCo L.P., a Delaware

limited partnership, Sprint Spectrum L.P., a

Delaware limited partnership, SprintCom, Inc.,

a Kansas corporation, and Sprint

Communications Company, L.P., a Delaware

limited partnership,

Defendants.

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. 08 CH 17214 Judge Kathleen M. Pantle

AGREED ORDER

This cause coming to be heard on the parties’ Agreed Motion to Stay, the Court being fully advised in the premises, IT IS HEREBY ORDERED THAT:

(1)           The above captioned litigation is stayed, including but not limited to, discovery and all pending motions, and such stay shall remain in effect until further order of the Court;

(2)           The stay in paragraph (1) shall not apply to the Agreed Order and Stipulation entered by this Court on November 17, 2008 and Sprint and Clearwire shall continue to comply with all terms and conditions of that Order;

(3)           The stay shall be automatically vacated if any of the following occurs:

(a)           the  Agreement and Plan of Merger dated October     , 2009 among Sprint Nextel Corporation, iPCS Acquisition Corporation, and iPCS, Inc. (“the Merger Agreement”) is terminated for any reason;

(b)           the Parties to the November 17, 2008 Agreed Order and Stipulation fail to comply with its terms;

(c)           Clearwire gives Plaintiffs written notice that it intends to launch its network or sell or promote its products and services in any part of Plaintiffs’ service areas as required by the November 17, 2008 Agreed Order and

Stipulation, or it otherwise appears that, within 60 days, Clearwire intends to launch its network or sell or promote its products and services in any part of Plaintiffs’ Service Areas; or

(d)           as otherwise provided in the Settlement Agreement between the parties dated October     , 2009 (“the Settlement Agreement”); and

(4)           If the stay is vacated, the parties shall have the right to pursue all available remedies, including but not limited to, any remedy proposed or contained in the Settlement Agreement.

Atty No.: 43948	ENTERED:
Name: Mayer Brown LLP/John M. Touhy
Atty. for: Plaintiffs
Address: 71 S. Wacker Drive	Dated:
City/State/Zip: Chicago, Illinois 60606
Telephone: 312-782-0600

	Judge	Judge’s No.

EXHIBIT G

Sprint/Virgin Motion

DRAFT [VIRGIN MOBILE]

FIRM I.D. 43948

IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS
COUNTY DEPARTMENT, CHANCERY DIVISION

iPCS Wireless, Inc., a Delaware corporation,

Horizon Personal Communications, Inc., an

Ohio corporation, and Bright Personal

Communications Services, LLC, an Ohio

limited liability company,

Plaintiffs,

v.

Sprint Nextel Corporation, a Kansas

corporation, WirelessCo L.P., a Delaware

limited partnership, Sprint Spectrum L.P., a

Delaware limited partnership, SprintCom, Inc.,

a Kansas corporation, and Sprint

Communications Company, L.P., a Delaware

limited partnership,

Defendants.

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. 09 CH 32574 The Honorable Kathleen M. Pantle

AGREED MOTION TO STAY

Plaintiffs iPCS Wireless, Inc., Bright Personal Communications Services, LLC, and Horizon Personal Communications, Inc. (“Affiliates”) together with Sprint Nextel Corporation, WirelessCo L.P., Sprint Spectrum L.P., SprintCom, Inc., and Sprint Communications Company, L.P., (“Defendants”, and collectively with Plaintiffs, the “Parties”), move for the entry of an Agreed Order, a copy of which is attached, staying the above captioned matter.  In support of this Motion, the Parties state as follows:

1.             The Parties have entered into a series of agreements pursuant to which, upon closing:  (1) Sprint Nextel Corporation will acquire by merger the Affiliates’ parent company, iPCS, Inc.; and (2) this litigation will be dismissed.

2.             The Agreement and Plan of Merger dated October     , 2009 (“the Merger Agreement”) is expected to close in the fourth quarter of 2009 or the first quarter of 2010.  It is

1

possible, but not likely or expected, that Sprint or iPCS, Inc. would terminate the Merger Agreement and that the closing would not occur.

3.             As part of the transaction, the Parties have also entered into a Settlement Agreement dated October     , 2009 (“the Settlement Agreement”).  The Settlement Agreement is intended, inter alia, to stay this case and preserve the Parties’ rights pending the closing of the transaction, and to dismiss this case upon the closing of the transaction.

4.             To this end, the Parties jointly move that the Court enter the attached Agreed Order staying this litigation upon the terms set forth in the Agreed Order.

Dated: October , 2009	Respectfully Submitted,

iPCS Wireless, Inc., Horizon Personal
Communications, Inc., and Bright
Personal Communications Services, LLC

By:
One of their attorneys

John M. Touhy

Michael K. Forde

James E. Barz

Ellen M. Carey

Ethan A. Hastert

Diana Andsager

MAYER BROWN LLP

71 South Wacker Drive

Chicago, IL 60606-3441

(312) 782-0600

Firm I.D. No. 43948

Attorneys for Plaintiffs iPCS Wireless, Inc.,

Horizon Personal Communications Services, Inc., and

Bright Personal Communications Services, LLC

2

EXHIBIT H

Sprint/Virgin Stay

DRAFT [VIRGIN MOBILE]

FIRM I.D. 43948

IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS

COUNTY DEPARTMENT, CHANCERY DIVISION

iPCS Wireless, Inc., a Delaware corporation,

Horizon Personal Communications, Inc., an

Ohio corporation, and Bright Personal

Communications Services, LLC, an Ohio

limited liability company,

Plaintiffs,

v.

Sprint Nextel Corporation, a Kansas

corporation, WirelessCo L.P., a Delaware

limited partnership, Sprint Spectrum L.P., a

Delaware limited partnership, SprintCom, Inc.,

a Kansas corporation, and Sprint

Communications Company, L.P., a Delaware

limited partnership,

Defendants.

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. 09 CH 32574 The Honorable Kathleen M. Pantle

AGREED ORDER

This cause coming to be heard on the parties’ Agreed Motion to Stay, the Court being fully advised in the premises, IT IS HEREBY ORDERED THAT:

(1)           The above captioned litigation is stayed, including but not limited to, discovery, pending motions, and the hearing on Plaintiffs’ Motion for Preliminary Injunction scheduled for November 2, 2009, and such stay will remain in effect until further order of Court;

(2)           The stay shall be automatically vacated if the Agreement and Plan of Merger dated October     , 2009 among Sprint Nextel Corporation, iPCS Acquisition Corporation, and iPCS, Inc. (“the Merger Agreement”) is terminated for any reason or as otherwise provided in the Settlement Agreement dated October     , 2009 among the parties (“the Settlement Agreement”); and

(3)           If the stay is vacated, the parties shall have the right to pursue all available remedies.

Atty No.: 43948	ENTERED:
Name: Mayer Brown LLP/John M. Touhy
Atty. for: Plaintiffs
Address: 71 S. Wacker Drive	Dated:
City/State/Zip: Chicago, Illinois 60606
Telephone: 312-782-0600

	Judge	Judge’s No.

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